Income Taxes (Components of Deferred Income Tax) (Details) - USD ($) $ in Thousands	Mar. 31, 2019	Mar. 31, 2018
Deferred income tax assets (liabilities):
Net operating loss carry forwards
Provision of employee benefits	582	539
Depreciation and amortization	(85)	(128)
Revenue and cost of sales recognized for financial reporting purpose before being recognized for tax purpose	(1,277)	(1,333)
Others	110	328
Less: Valuation allowances	(159)	(181)
Net deferred income tax liabilities	$ (659)	$ (775)